UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant ☒	Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Under §240.14a-12

Opus Genetics, Inc.

(Name of Registrant as Specified In Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

c/o Corporate Election Services P. O. Box 1150 Pittsburgh, PA 15230

Vote by Internet

Please have your proxy card available when you access the website www.cesvote.com and follow the simple directions that will be presented to you.

Vote by Mail

Please mark, sign and date your proxy card and return it in the postage-paid envelope provided or return it to: Corporate Election Services, P.O. Box 1150, Pittsburgh, PA 15230.

IMPORTANT: PLEASE COMPLETE, SIGN, DATE AND MAIL THIS PROXY CARD TODAY!

Control Number

If submitting your proxy by mail, please sign and date the card below and fold and detach card at perforation before mailing.

Opus Genetics, Inc.	PROXY CARD

This proxy is solicited by the Board of Directors

The stockholder(s) hereby appoint(s) Dr. George Magrath and Bernhard Hoffmann, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this proxy card, all of the shares of common stock of Opus Genetics, Inc. that such stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held virtually at 4:00 p.m. Eastern Daylight Time on April 30, 2025, at www.cesonlineservices.com/ird25_vm, and any continuation, adjournment or postponement thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE AS TO ANY PROPOSAL, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE BOARD OF DIRECTORS’ RECOMMENDATIONS FOR EACH SUCH PROPOSAL: “FOR” EACH OF THE NOMINEES IN PROPOSAL NO. 1 AND “FOR” PROPOSAL NOS. 2, 3, 4 AND 5.

Signature

Date

Title or Authority

Signature if Held Jointly

NOTE: Please sign exactly as name(s) appear(s) hereon. When signing as attorney, executor, administrator or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

(Continued and to be marked on the other side)

Opus Genetics, Inc.

Annual Meeting of Stockholders

www.cesonlineservices.com/ird25_vm

April 30, 2025

4:00 p.m. Eastern Daylight Time

If you have any questions, require assistance in voting your proxy card, or need additional copies of the Company’s proxy materials, please contact our proxy solicitor:

430 Park Avenue, 14th Floor

New York, New York 10022

Stockholders Call Toll Free: (800) 662-5200

Brokers, Banks, Trustees and Other Nominees Call Collect: (203) 658-9400

Email: IRD@info.sodali.com

TO SUBMIT YOUR PROXY BY MAIL, DETACH ALONG THE PERFORATION, MARK, SIGN, DATE AND RETURN THE BOTTOM PORTION PROMPTLY USING THE ENCLOSED ENVELOPE.
Opus Genetics, Inc.	Proxy Card

The Board of Directors recommends a vote “FOR” each of the following nine (9) Board nominees:

1.	Elect nine director nominees to the Board to hold office until the 2026 annual meeting of stockholders, and until their respective successors shall have been duly elected and qualified.

		FOR	WITHHOLD
(1A)	Sean Ainsworth	☐	☐
(1B)	Dr. Jean Bennett	☐	☐
(1C)	Susan K. Benton	☐	☐
(1D)	Cam Gallagher	☐	☐
(1E)	Dr. Adrienne Graves	☐	☐
(1F)	Dr. George Magrath	☐	☐
(1G)	Dr. James S. Manuso	☐	☐
(1H)	Richard Rodgers	☐	☐
(1I)	Dr. Benjamin R. Yerxa	☐	☐

The Board of Directors recommends a vote “FOR” Proposal Nos. 2, 3, 4 and 5.

2.	Ratify, on an advisory basis, the appointment of Ernst & Young, LLP as the Company’s independent public accounting firm for the fiscal year ending December 31, 2025.
	☐ FOR	☐ AGAINST	☐ ABSTAIN
3.	Approve, on an advisory basis, the compensation of the Company’s named executive officers.
	☐ FOR	☐ AGAINST	☐ ABSTAIN
4.	Approve, pursuant to the Nasdaq Listing Rules, the conversion of the Company’s Series A Preferred Stock into shares of Common Stock.
	☐ FOR	☐ AGAINST	☐ ABSTAIN
5.	Approve one or more adjournments of the Annual Meeting to solicit additional proxies if necessary.
	☐ FOR	☐ AGAINST	☐ ABSTAIN

In their discretion, the proxies are authorized to vote on such other matters as may properly come before the Annual Meeting or any continuation, adjournment or postponement thereof to the extent permitted by Rule 14a-4(c) of the Exchange Act.

Continued and to be signed on the reverse side